Advances from the Federal Home Loan Bank	12 Months Ended
Jun. 30, 2023
Federal Home Loan Banks [Abstract]
ADVANCES FROM THE FEDERAL HOME LOAN BANK

NOTE H - ADVANCES FROM THE FEDERAL HOME LOAN BANK

Advances from the Federal Home Loan Bank, collateralized at June 30, 2023 and 2022 by pledges of collateral composed of first mortgage residential and multi-family loans totaling $157.3 million and $167.8 million, respectively, and the Banks’ investment in Federal Home Loan Bank stock, are summarized as follows:

(in thousands)	2023
2023	$66,360
2024	3,643
2025	31
2026	22
2027	16
2028	11
2029	4
2030-2033	-
$70,087

At June 30, 2023 interest rates for advances were fixed ranging from 1.64% to 5.27%, with a weighted-average interest rate of 4.85%.

Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances. Based on collateral composed of first mortgage loans and the Company’s holdings of FHLB stock, the Company was eligible to borrow up to $87.3 million as of June 30, 2023. In addition, we have the ability to borrow from the Federal Reserve Bank Discount Window. At June 30, 2023, based on home equity loans and share loans we had pledged collateral which would enable us to borrow up to $5.6 million. First Federal Savings Bank of Kentucky at June 30, 2023, had a $2.0 million Fed Funds line of credit with the Independent Correspondent Bankers’ Bank.